UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2024

 Date of Report (Date of earliest event reported)

Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-41862	98-1153847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke Bermuda (Address of principal executive offices) HM 08 (Zip Code)

(441) 405-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 - Entry into a Material Definitive Agreement

On May 8, 2024, Hamilton Insurance Group, Ltd., a Bermuda company (the “Company”), entered into a share purchase agreement (the “Repurchase Agreement”) with funds affiliated with Blackstone Alternative Solutions LLC (“BAS”) pursuant to which the Company has agreed to repurchase 9,124,729 shares of the Company’s Class A common shares owned by such funds at a price per share of $12.00, which represented a 12.0% discount to the 30-day volume weighted average price of the Company Class B common shares (the “Repurchase Transaction”). The total purchase price for such shares is $109,496,748. The purchase price will be funded by a loan under the Company’s existing credit facility which the Company intends to repay with funds withdrawn from the Two Sigma Hamilton Fund. The Company expects to close the transaction on May 10, 2024 subject to customary closing conditions. The Class A common shares purchased by the Company will be cancelled and the Company will have 101,878,284 shares outstanding following the Repurchase Transaction.

The Repurchase Transaction was approved by the Company’s Board of Directors and will be funded on a short-term basis using borrowings under the Company’s existing credit facility. The loan will bear interest at a rate of 8.5% based on the prime rate in effect at the time of the borrowing. The description of the Company’s existing credit facility contained herein is qualified in its entirety by reference to the Fifth Amended and Restated Credit Agreement, dated as of June 23, 2022, a copy of which was previously filed as Exhibit 10.14 of the Registration Statement on Form S-1 (File No. 333-275000) filed on October 16, 2023.

The description of the Repurchase Agreement contained herein is qualified in its entirety by reference to the complete text of the Repurchase Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of the Registrant

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item.

Item 7.01 - Regulation FD Disclosure

On May 8, 2024, the Company issued a press release announcing the matters set forth in Items 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Share Purchase Agreement dated May 8, 2024 by and among BSOF Master Fund L.P. and BSOF Master Fund II L.P. and the Company
99.1	Press Release, dated May 8, 2024 issued by the Company
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel